KBW Community Bank Investor Conference New York July 29, 2014 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal
Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Company Overview Ernest S. Pinner Chairman & CEO

Correspondent Banking Market
As of 6/30/14
•
Headquartered in Davenport, FL
$3.9 billion in assets ($3.7 billion)
$2.4 billion in loans
$3.3 billion in deposits ($3.1 billion)
•
Company formed:  June 2000
1 Subsidiary Bank
68 Branch banking offices (58 branches)
Correspondent Banking Segment
Corporate Overview

Florida Trends 5 Source: U.S. Census Bureau and Bureau of Labor Statistics

6 Source: Florida Realtors Monthly Market Detail (May 2014) – Single Family Homes Florida Real Estate – Single Family Homes 6 2010 2011 2012 2013 2010 2011 2012 2013

2 nd Quarter Financial Summary James J. Antal Chief Financial Officer

2
nd
Quarter Summary of Financial Results
2Q14 1Q14
EPS $0.03 $0.03
Operating EPS $0.11 $0.13
•
1Q – Gulfstream merger expenses
–
Efficiency initiatives
one time charges
•
2Q – FSB merger expenses
•
TBV increases $0.73 per share
•
First Southern TBV accretion (6.3%)
•
Sold 5 branches and approx. $200M
deposits of acquired branches
•
10 of 17 FSB branches to be sold or
closed – Sept 2014
•
FSB income effect – 3Q, 4Q
•
Correspondent & Capital Markets
revenue up 30%
Current Qtr take-aways

NIM Summary
1.  Interest bearing deposits.  Does not include non-interest bearing checking accounts.
9
2Q14 1Q14
Average Avg Average Avg
Balance Rate Balance Rate
Loans $1,723,242 4.77% $1,513,060 4.75%
PCI loans 285,270 11.57% 251,587 13.27%
Securities 610,925 2.84% 532,046 3.04%
Fed funds sold and other 284,895 0.60% 197,915 0.49%
Total interest earning assets $2,904,332 4.62% $2,494,608 4.91%
Interest bearing deposits
1
$1,882,384 0.32% $1,653,806 0.33%
All other 102,671 1.08% 94,340 1.08%
Total interest bearing liabilities $1,985,055 0.37% $1,748,146 0.37%
Net Interest Margin 4.37% 4.65%

10

ALLL – excluding PCI Loans
Loan Balance ALLL
Loans (Fas 5)
$1,240,084 $16,383 1.32%
Gulfstream loans
299,823 --- ---
First Southern loans
474,979 --- ---
Impaired Loans (Fas 114)
27,263 1,857 6.81%
Total Non-PCI Loans
$2,042,149 $18,240 0.89%
1.20%
1.40%
1.60%
1.80%
2.00%
2Q13 3Q13 4Q13 1Q14 2Q14
1.86%
1.57%
1.47%
1.39%
1.32%
0.70%
0.90%
1.10%
1.30%
1.50%
1.70%
1.90%
2Q13 3Q13 4Q13 1Q14 2Q14
1.85%
1.58% 1.58%
1.21%
0.89%
FAS 5 Component
(excluding Gulfstream and First Southern) Total ALLL  (excluding PCI loans)
as of June 30, 2014

11
Relationship between PCI loans and FDIC indemnification asset (IA)

PCI Loans – Average Yields
IA Amortization Expense
At 6/30/14 remaining projected IA to be amortized ($32M)
2Q14
Yield on PCI loans, ex FSB 12.30%
Yield on FSB PCI loans 7.10%
Yield on PCI loans 11.57%
Yield on Covered PCI loans, ex FSB 12.83%
12.03%
14.17%
13.00%
13.27%
11.57%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
2Q13* 3Q13* 4Q13 1Q14 2Q14
$2.2
$3.3
$3.8
$4.5
$5.2
$5.0
$0.0
$2.0
$4.0
$6.0
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
$8.7
$9.4
$6.3
$2.6
$2.0
$1.7
$1.1
$0.4
$0.0
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
6 mos
2014
2015 2016 2017 2018 2019 2020 2021 2022

John C. Corbett Executive Vice President & CEO of Subsidiary Bank Consolidation and Integration

18
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available
13
Ocala National Bank (Jan 2009)
Olde Cypress Community Bank (July 2010)
Independent National Bank of Ocala (Aug 2010)
Community National Bank of Bartow (Aug 2010)
Central Florida State Bank (Jan 2012)
First Guaranty Bank & Trust Co. (Jan 2012)
Federal Trust Acquisition from
The Hartford Insurance Company (Nov 2011)
TD Bank divesture in Putnam (Jan 2011)
Gulfstream Business Bank in Stuart (Jan 2014)
First Southern Bancorp (June 2014)
> $1.0 bn & Public
5 Banks
> $1.0 bn & Private
15 Banks
$500 mm - $1.0 bn
19 Banks
$250 - $500 mm
42 Banks
< $250 mm
88 Banks
FDIC Acquisitions
Non-FDIC Acquisitions

Gulfstream Business Bank – Closed January 17, 2014
Offices: 4
Assets: $585 million
Deposits: $479 million
Loans: $360 million
(1)  At acquisition date
Gulfstream (4 branches)
CSFL (55 branches)
14
Port St. Lucie
Stuart
Jupiter
Delray Beach
Lake
Okeechobee
Vero Beach
Fort Pierce
Jacksonville
Orlando
Winter Haven
West Palm Beach
Tampa
(1) Gulfstream Highlights

(1) At acquisition date
First Southern Highlights
(1)
Offices: 17
Assets: $1,055 million
Deposits: $856 million
Loans: $600 million
First Southern Bancorp, Inc. – Closed June 1, 2014
15
2Q14 Announcements
• Sale of 5 branches (6 branches including
leased office) and $200 million deposits –
expected to close in Sept 2014
• 10 of the 17 branches acquired from FSB
expected to close in Sept 2014 through
consolidation or closure

Efficiency Initiatives – announced January 2014
Total fully phased-in expense
reduction – $6 million annually
Branch closures – $2.7 million annually
Other restructuring and expense
reductions – $3.3 million annually
8 branch closings in April 2014

Loan Origination
Loan Production by Quarter Loan Pipeline
$175
$150
$114
$140
$238
$0
$50
$100
$150
$200
$250
2Q13 3Q13 4Q13 1Q14 2Q14
$84
$82
$69
$59
$79
$106
$114
$84
$77
$99
$20
$50
$80
$110
2Q13 3Q13 4Q13 1Q14 2Q14
Funded loans Total Loan Production

Value of core deposits not fully realized
in this low rate environment.
Approximately 142,668 total accounts -
$23,200 average balance per account
Approximately $186,000 of deposits
held for sale (under contract to close in
Sept. 2014)
Core deposits defined as non-time deposits.
Total Deposits Number of Deposit Accounts (000’s)
Building Franchise Value with Core Deposits
Cost of Deposits
18
0.7
0.2
0.6
1.0
0.2
$0.0
$1.4
$2.1
$2.8
$3.5
2009 2010 2011 2012 2013 6/30/14
Time Deposits MMDA Savings NOW DDA Deposit HFS
31%
18%
16%
7%
23%
5%
0.5
12
15
15
14
11
13
55
79
97
107
109
126
4
0
20
40
60
80
100
120
140
2009 2010 2011 2012 2013 6/30/14
Core Deposits Time Deposits Deposits HFS
0.27%
0.25%
0.24%
0.22% 0.22%
0.20%
0.22%
0.24%
0.26%
0.28%
2Q13 3Q13 4Q13 1Q14 2Q14
$0.7

•
Real core deposit base – 25 year history
•
Intent focus on organic loan growth
•
Florida on the rebound
•
Growing TBV – First Southern a jump start
•
Created a $3.9 billion Florida-based community bank
with scarcity value.
Summary

Appendix

Appendix – Loan Portfolio

Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
5,272
$ 563 MM
$106,800
CRE-Owner
Occupied
1,067
$ 428 MM
$401,100
CRE-Non Owner
Occupied
917
$ 664 MM
$724,100
Construction,
A&D, & Land
501
$ 78 MM
$155,700
Commercial &
Industrial
2,017
$ 252 MM
$124,900
Consumer & All
Other
3,016
$ 57 MM
$18,900
Total
12,790
$ 2,042 MM
$159,700
Total Loan Portfolio
Excluding purchased credit-impaired loans
22
as of June 30, 2014
Residential
Real Estate
28%
Comm RE -
Owner
Occupied
21%
Comm RE -
Non Owner
Occupied
32%
Construction,
A&D, & Land
4%
Commercial &
Industrial
12%
Consumer /
Other
3%
Total Loans by Type Total Loans Detail

Loans, excluding PCI loans
Yields (TEY) Average Balances

NPAs / Loans & OREO (%)
Source: SNL Financial, MRQ presented if current quarter not yet available
Nonperforming assets include  loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets
Southeastern peers include ABCB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion.
$1,153
$1,193
$1,230
$1,513
$1,723
$1,000
$1,200
$1,400
$1,600
$1,800
2Q13 3Q13 4Q13 1Q14 2Q14
4.84%
4.70%
4.64%
4.75%
4.77%
4.50%
4.60%
4.70%
4.80%
4.90%
2Q13 3Q13 4Q13 1Q14 2Q14
2.04
2.68
5.18
0.00
2.00
4.00
6.00
8.00
10.00
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
4Q13 1Q14 2Q14
CSFL Southeastern Peers Florida Peers

ALLL – PCI loans
as of June 30, 2014
24
FDIC Not Total % of
Covered Covered PCI Loans Legal Bal
Legal Balance $394,804 $59,298 $454,102 100%
Discount Balance (86,873) (13,359) (100,232) (22%)
Book Value $307,931 $45,939 $353,870 78%
ALLL (960) --- (960)
Total, net of ALLL $306,971 $45,939 $352,910

25

FDIC Indemnification Asset
as of June 30, 2014
$32M
FDIC
Reimbursement
Write-Off
$40M
Collect from Borrower
(or sale of OREO)
Written off over the lesser of the remaining expected life of the related loan pool(s) or the remaining term of the related loss share agreement(s).
Amortization of Indemnification Asset ($32M)
$29M Expected reimbursements from FDIC for 80% of expected losses
$32M Previously expected reimbursements for previously expected losses no longer expected
$61M Total indemnification assets
$8.7
$9.4
$6.3
$2.6
$2.0
$1.7
$1.1
$0.4
$0.0
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
6 mos
2014
2015 2016 2017 2018 2019 2020 2021 2022

Appendix – Deposit Portfolio

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
as of June 30, 2014
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
49,397
$ 1,023 MM
$20,700
Now Accounts
52,083
$ 590 MM
$11,300
Savings
Deposits
16,928
$ 234 MM
$13,900
Money Market
7,392
$ 748 MM
$101,100
Certificates of
Deposits
12,734
$ 526 MM
$41,300
Deposits HFS
4,134
$ 186 MM
$44,900
Total
142,668
$ 3,307 MM
$23,200
27
Demand
Deposits
31%
NOW
Accounts
18%
Savings
7%
Money
23%
Certificates of
Deposits
16%
Deposits
HFS
5%
Accounts
Market

Appendix – Profitablity Metrics

EPS – 6 years
Profitability Metrics

EPS & Operating EPS - 5 quarters
$0.09
$0.10
$0.06
$0.03
$0.03
$0.07
$0.11
$0.07
$0.13
$0.11
$0.00
$0.04
$0.08
$0.12
$0.16
2Q13 3Q13 4Q14 1Q14 2Q14
$0.26
($0.47)
($0.22)
$0.26
$0.33
$0.41
($0.60)
($0.40)
($0.20)
$0.00
$0.20
$0.40
$0.60
2008 2009 2010 2011 2012 2013

10
Efficiency Ratio
Operating Efficiencies
* Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
**Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-
interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] /
[net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent
Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
30
76%
78% 78%
81%
75%
75%
73%
74%
73%
75%
71%
73%
65%
70%
75%
80%
85%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Efficiency Ratio* Efficiency ratio, excluding Correspondent Banking**

1. Assumes 8% capital allocation.
† Data presented on an annualized basis.  Non-interest expense, ROA and ROE are based on direct expenses and exclude corporate overhead allocations.
Correspondent Banking Income Analysis
31
Correspondent Earnings Ratios
2009 2010 2011 2012 2013 1Q14 2Q14
ROE  38.06% 59.07% 33.14% 58.80% 15.99% 4.72% 15.54%
ROA 3.04% 4.73% 2.65% 4.70% 1.28% 0.38% 1.24%
-
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
2009 2010 2011 2012 2013 1Q14† 2Q14†
Net Capital Mkt Revenue International Clearing/Fed Funds BA / SK
Asset Liability Net Interest Income Total Non Interest Expense
1